Supplement Dated July 16, 2020
to Prospectus Dated May 1, 2020
for Group Variable Universal Life Insurance

Special Features of the Group Contract for
Critical Flow Solutions

This document is a supplement to the prospectus dated May 1, 2020 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus.

TABLE OF CONTENTS OF THE FUND PROSPECTUSES

Advanced Series Trust:
AST Cohen & Steers Realty Portfolio	Appendix 1

Deutsche DWS Variable Series II:
DWS Small Mid Cap Value VIP	Appendix 2

Franklin Templeton Variable Insurance Products Trust:
Templeton Foreign VIP Fund	Appendix 3

Lazard Retirement Series, Inc.:
Lazard Retirement Emerging Markets Equity Portfolio	Appendix 4

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MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 5

Prudential Series Fund:
PSF Conservative Balanced Portfolio	Appendix 6
PSF Diversified Bond Portfolio	Appendix 7
PSF Equity Portfolio	Appendix 8
PSF Government Income Portfolio	Appendix 9
PSF Government Money Market Portfolio	Appendix 10
PSF High Yield Bond Portfolio	Appendix 11
PSF Jennison Portfolio	Appendix 12
PSF Small Capitalization Stock Portfolio	Appendix 13
PSF Stock Index Portfolio	Appendix 14
PSF Value Portfolio	Appendix 15

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio	Appendix 16
T. Rowe Price New America Growth Portfolio	Appendix 17

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	Appendix 18

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Types of Death Benefit Available Under this Coverage

You have a Certificate with a Death Benefit Option B, your Death Benefit will vary with investment experience. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. In several instances we use the terms “maximum” and “current charge.” The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Charge for Sales Expenses (Load)	This charge is deducted from each premium when the premium is paid.	Maximum - 3.5% Current – 0.0%.
Charge for Taxes Attributable to Premiums[1]	This charge is deducted from each premium when the premium is paid.	Current – 2.71%
Withdrawal Charge	This charge is assessed on a Withdrawal (Partial Surrender) from the Certificate Fund.	Maximum - the lesser of $20 and 2% of the amount withdrawn. Current - $0.00.
Transfer Charge	This charge is assessed when transfers between investment options exceed 12 in a Certificate year.	Maximum - $10 per transfer after the twelfth. Current - $0.00
Charge for Additional Statements	This charge is assessed each time you request an additional statement.	Maximum - $20 per statement Current - $0.00

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1.
For these purposes, “taxes attributable to premiums” includes any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.71% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

Periodic Charges Other Than The Funds’ Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Account Charge for Variable Investment Options (for Mortality and Expense Risk)	Daily	Maximum - 0.90%[1] of the amount of assets in the Variable Investment Options. Current – 0.45%[1] of the amount of assets in the Variable Investment Options.
Charge for Administrative Expenses	Monthly	Maximum - $6.00 Current - $0.00
*Cost of Insurance[2]
Minimum and Maximum Guaranteed Charge	Monthly
Certificates effective on or before 12/31/2019:
Maximum – $50.48
Minimum - $0.10

Representative guaranteed charge - $0.94[4]

Certificates effective on or after 01/01/2020:
Maximum - $83.33
Minimum - $0.13

Representative guaranteed charge - $1.24[5]

Net Interest on Loans[6]	Annually	2%
*Additional Insurance Benefits[3]:
Spouse Dependents Term Life Insurance	Monthly	Maximum - $.29[7] Minimum - $0.29[7]
Representative current charge - $0.29[9]
Child Dependents Term Life Insurance	Monthly	Maximum - $0.10[7] Minimum - $0.10[7]
Representative current charge - $0.10[8]

*	The charges shown for Cost of Insurance and Additional Insurance Benefits are expressed as rates per $1,000 of Net Amount at Risk.

1.	The daily charge is based on the effective annual rate shown.

2.
The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. You may obtain more information about the particular COI charges that apply to you by contacting our Customer Service Center.

3.	These benefits may not be available to some groups.

4.	The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 54-year old insured under the contract.

5.	The representative guaranteed charge for cost of insurance is a sample guaranteed maximum rate charged for a 54-year old insured under the contract.

6.
The net interest on loans reflects the additional interest you pay above the effective annual interest we credit to your loan. The loan interest crediting rate will generally be equal to the Fixed Account crediting rate.

7.	These are the maximum and minimum rates currently charged. The contract does not specify a guaranteed maximum or minimum rate for additional insurance benefits.

8.	The representative current charge for additional insurance benefits are sample rates currently charged.

9.	The representative current charge for spouse term insurance is a sample rate currently charged for a 54-year old insured, who is the spouse of an active employee.

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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

Total Annual Fund Operation Expenses	Minimum	Maximum
These are expenses that are deducted from the Fund’s assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.	0.31%	1.43%

Additional Risks Associated with the Variable Investment Options

This Contract offers Variable Investment Options through the Advanced Series Trust (“AST”). These Variable Investment Options have the prefix AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio investment option (those AST bond portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the Funds that are available with your Contract. These asset flows could adversely impact the Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Portfolio Companies

Set out below is a list of each available Fund and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

The Funds

Prudential makes a number of Funds available to insurance programs that are sponsored by groups.  The specific Funds available to you are listed in this Supplement.  The Contract may offer Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC, both of which are affiliated companies of Prudential (“Affiliated Funds”), and Funds managed by companies not affiliated with Prudential ("Unaffiliated Funds"). Prudential and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to make available. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to

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offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that provide certain day to day investment management services. We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to make available.  Also, in some cases, we may offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Certificate Fund value to the sub-accounts that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially.  Prudential has selected the Funds available for inclusion as investment options under this Contract in Prudential's role as issuer of this Contract, and Prudential does not provide investment advice or recommend any particular Fund.  See Service Fees Payable to Prudential following the table below for more information about fees and payments we may receive from Funds and/or their affiliates.

Each Fund is detailed in separate prospectuses that are provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Manager

PGIM Investments LLC serves as investment manager of the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for The Prudential Series Fund and the Advanced Series Trust provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Variable Investment Options in which the Account invests, their investment objectives, and each Variable Investment Option’s investment advisers and investment subadvisers. For Portfolios with multiple subadvisers, each subadviser manages a portion of the assets for that Portfolio.

Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
ADVANCED SERIES TRUST
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio – Class I	Seeks total investment return consistent with a conservatively managed diversified portfolio.	PGIM Fixed Income; PGIM Limited; QMA LLC
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income; PGIM Limited
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Government Income Portfolio – Class I	Seeks a high level of income over the long term consistent with the preservation of capital.	PGIM Fixed Income
PSF Government Money Market Portfolio – Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	PGIM Fixed Income; PGIM Limited
Affiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	SUBADVISER
PRUDENTIAL SERIES FUND
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

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PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	QMA LLC
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	QMA LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
VARIABLE INVESTMENT OPTION	INVESTMENT OBJECTIVE SUMMARY	INVESTMENT ADVISER/SUBADVISER
DEUTSCHE DWS VARIABLE SERIES II
DWS Small Mid Cap Value VIP – Class A	Seeks long-term capital appreciation.	DWS Investment Management Americas, Inc.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Templeton Foreign VIP Fund – Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
LAZARD RETIREMENT SERIES
Lazard Retirement Emerging Markets Equity Portfolio – Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management LLC
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series – Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
T. ROWE PRICE EQUITY SERIES, INC.
T. Rowe Price Equity Income Portfolio	Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price New America Growth Fund	Seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies.	T. Rowe Price Associates, Inc.
T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio	Seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.	T. Rowe Price Associates, Inc./ T. Rowe Price International Ltd

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

Service Fees Payable to Prudential

We and our affiliates receive substantial payments from the Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the Funds benefit us financially. In selecting Funds available under the Certificate, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us for distribution and administrative services. These fees are paid by the Funds out of each Fund’s assets and are therefore borne by Certificate Owners. We also receive administrative services payments, some of which are paid by the Funds and some of which are paid by the advisers of the Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2020, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.30% of the average assets allocated to the Fund under the Certificate. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Certificate.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various

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promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

The Fixed Account

The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 2%.

Charges

The current charges under your Group Contract are as follows:

Charge for Taxes Attributable to Premiums

We will deduct a charge for taxes attributable to premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

•
The first part is for state and local premium taxes. Currently, it is 2.17% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.) The rates are subject to change based on local, state and federal tax rates.

•
The second part is for federal income taxes measured by premiums. Currently, it is 0.54% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 15 years. This charge is intended to recover this increased tax.

We will deduct this charge from each premium payment you make before we invest the payment in the investment options you selected. We may increase this charge if the cost of our taxes related to premiums is increased. We also reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Account. These are taxes other than those described above. Currently, we do not deduct any charge to cover these additional taxes.

Surrender Charge

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, your insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the Business Day on which we receive your request form in Good Order. There is no charge for surrendering your certificate.

Monthly Charges

Prudential deducts a monthly charge for the cost of insurance from your Certificate Fund. Current rates are set, and may vary, on a case by case basis.

For certificates currently available to the largest existing Group case, the highest current rate per thousand is $39.57, and applies to insureds at age 99. The lowest current rate per thousand is $0.04, and applies to insureds below age 20.

The following table provides sample per thousand rates (net of taxes):

Insured’s Age	Monthly Cost of Insurance Rate per $1000
35	$0.07
45	$0.11

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55	$0.27
65	$0.83

Spouse Term Insurance: The current rate per thousand for spouse term insurance is currently $0.29 and applies to all insureds.

Child Term Insurance: The rate for child term insurance is currently $0.10 per thousand and applies to all insureds.

Daily Charges for Mortality and Expense Risks

Prudential deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential for assuming mortality and expense risks. Prudential does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily Charges for Investment Management Fees and Expenses

Each of the funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Possible Additional Charges

For details on possible additional charges, please see the CHARGES AND EXPENSES section of the prospectus.

Eligibility and Enrollment

Eligibility

Eligible Group Members are active employees, classes or members of the Group as determined by the employer or Group Contract holder.

We refer to each Eligible Group Member who buys coverage as a "Participant." When the term "you" or "your" is used, we are also referring to a Participant.
Qualified dependents may also be eligible for coverage under some plans, as determined by the Employer or Group Contract Holder.

Enrollment Period

There is no limited enrollment period. Eligible Group Members may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of good health before that person can become covered.
“Free Look” Period

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the “free look” period. Some states require a longer period. You can ask for a refund by mailing the Certificate back to Prudential. Prudential reserves the right to limit contributions and transactions during the free look period.

During the first 20 days after the initial Certificate Date, your premium payments will be invested in the Fixed Account.

See the OTHER GENERAL CONTRACT PROVISIONS - "Free Look" Period section of the prospectus for more details.

Maximum Age

Generally, Prudential will not accept an enrollment form requesting coverage on an Eligible Group Member who is older than age 75. Also, a Participant's Face Amount of Insurance will end at the maximum age shown in the Certificate (usually, that is age 100).

Coverage Information

Face Amount

The minimum Face Amount for active participants is $50,000. Terminated or retired Participants generally may reduce their Face Amount to not less than $10,000. The maximum face amount is determined by the Contract Holder and may vary by class. When a Face Amount

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is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the OTHER GENERAL CONTRACT PROVISIONS - How Prudential Issues Certificates section of the prospectus.

Evidence of insurability satisfactory to Prudential will be required if the Face Amount exceeds the limits set forth in your Certificate.

Effective Date of Insurance

After you have satisfied all of the requirements, your coverage will be effective on the later of 1) the date mutually agreed upon by Prudential and the Contract Holder and 2) the first of the month after satisfying all requirements.

Additional Insurance Benefits

Accelerated Benefit Option

A Participant (employee or spouse) can generally elect to receive up to 90% of the Face Amount or Net Amount at Risk, up to a maximum of $500,000 and up to 90% of the Participant’s Certificate Fund, when that Participant has been diagnosed with a life expectancy of 12 months or less (6 or 24 months in some states) due to a terminal illness. This is referred to as Terminal Illness Proceeds and it reduces the amount of any Death Benefit that subsequently becomes due and payable.

Additional Premium Payments

In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $20. Prudential reserves the right to limit the amount of additional premiums.

Changes in Face Amount

Decrease in Face Amount

Generally, Face Amounts will not decrease unless you request a decrease.

See the DEATH BENEFITS - Changes in Face Amount and TAXES sections of the prospectus.

Definition of Life Insurance

We use the "Guideline Premium Test" for purposes of ensuring that your coverage meets the Internal Revenue Code's definition of life insurance. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to continue to meet this test.

Under this method we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to a specified "corridor percentage" of the Certificate Fund based on your Attained Age. See the DEATH BENEFITS - Adjustment in the Death Benefit section of the prospectus for the “corridor percentage”.

Loans

The minimum amount you may borrow at any one time is $100.

Lapse and Reinstatement

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the OTHER GENERAL CONTRACT PROVISIONS - Suicide Exclusion section of the prospectus for details.

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Changes in Personal Status

Continuing Coverage If You Become Totally Disabled

If you become totally disabled prior to age 60 and are unable to work in any occupation, Prudential will extend your Group Variable Universal Life coverage so that you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 65 or are no longer totally disabled. When you reach age 65 or are no longer totally disabled, you may continue your Group Variable Universal Life Coverage even if you are on a disability leave of absence. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage at Retirement

You can continue coverage at retirement. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave the Group for Reasons Other Than Retirement

You may elect to continue your Group Variable Universal Life coverage if you leave for any reason and are no longer an Eligible Group Member. We call this "Continuation Coverage." Continuation rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.

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